                                                                    EXHIBIT 25.6

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

        NEW YORK                                                      13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

           270 PARK AVENUE
          NEW YORK, NEW YORK                                               10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                     (1) DEVON FINANCING CORPORATION, U.L.C.
                          (2) DEVON ENERGY CORPORATION
               (Exact name of obligor as specified in its charter)

                (1) NOVA SCOTIA, CANADA                        N/A
                     (2) DELAWARE                           73-1567067
            (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)            Identification Number)

                 (1)(2) 20 NORTH BROADWAY
                OKLAHOMA CITY, OKLAHOMA                     73102-8260
        (Address of principal executive offices)            (Zip code)

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                              6.875% NOTES DUE 2011
                           7.875% DEBENTURES DUE 2031
                         (Title of indenture securities)

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                                     GENERAL

ITEM 1. GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

              Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

         IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.


ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.

ITEM 16. LIST OF EXHIBITS

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on this 3rd day of October, 2002.


                                                 JPMORGAN CHASE BANK

                                       By:        /s/ Donna Edmundson
                                          --------------------------------------
                                                     Donna Edmundson
                                             Vice President and Trust Officer

                              EXHIBIT 7 TO FORM T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business June 30, 2002, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                        DOLLAR AMOUNTS
                                     ASSETS                                              IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ..............................................................   $       20,772
     Interest-bearing balances ......................................................           10,535
Securities:
Held to maturity securities .........................................................              419
Available for sale securities .......................................................           59,953
Federal funds sold and securities purchased under
     agreements to resell
     Federal funds sold in domestic offices .........................................            6,054
     Securities purchased under agreements to resell ................................           74,680
Loans and lease financing receivables:
     Loans and leases held for sale .................................................           11,686
     Loans and leases, net of unearned income .......................................   $      168,109
     Less: Allowance for loan and lease losses ......................................            3,241
     Loans and leases, net of unearned income and
     allowance ......................................................................          164,868
Trading Assets ......................................................................          179,236
Premises and fixed assets (including capitalized leases) ............................            5,999
Other real estate owned .............................................................               60
Investments in unconsolidated subsidiaries and
     associated companies ...........................................................              376
Customers' liability to this bank on acceptances
     outstanding ....................................................................              273
Intangible assets
        Goodwill ....................................................................            2,156
        Other Intangible assets .....................................................            5,786
Other assets ........................................................................           38,554
TOTAL ASSETS ........................................................................   $      581,407
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                                   LIABILITIES
Deposits
     In domestic offices ............................................................   $      158,559
     Noninterest-bearing ............................................................   $       65,503
     Interest-bearing ...............................................................           93,056
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's .........................................................          129,207
        Noninterest-bearing .........................................................   $        9,645
     Interest-bearing ...............................................................          119,562

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices ....................................           15,942
     Securities sold under agreements to repurchase .................................           88,781
Trading liabilities .................................................................          105,568
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases) ......................................           12,583
Bank's liability on acceptances executed and outstanding ............................              278
Subordinated notes and debentures ...................................................            9,249
Other liabilities ...................................................................           26,053
TOTAL LIABILITIES ...................................................................          546,220
Minority Interest in consolidated subsidiaries ......................................              100

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus .......................................                0
Common stock ........................................................................            1,785
Surplus  (exclude all surplus related to preferred stock) ...........................           16,304
Retained earnings ...................................................................           17,013
Accumulated other comprehensive income ..............................................              (15)
Other equity capital components .....................................................                0
TOTAL EQUITY CAPITAL ................................................................           35,087
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL ............................   $      581,407
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                                       WILLIAM B. HARRISON, JR. )
                                       HELENE L. KAPLAN         )
                                       WILLIAM H. GRAY III      )